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                                                                    Exhibit 23.6

        [LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP -- SPOKANE, WASHINGTON]


             CONSENT OF INDEPENDENT ACCOUNTANTS REGARDING GR-CANADA


We consent to the inclusion in this registration statement on Form S-4 of our report, dated November 9, 1998, on our audit of the financial statements of Gold Reserve Inc. We also consent to the reference to our firm under the caption "Experts."

                                                /s/ PricewaterhouseCoopers LLP

November 25, 1998



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